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                                                                    EXHIBIT 10.3

                   SECOND AMENDMENT TO SUBORDINATED DEBENTURE

            This Second Amendment to Subordinated Debenture ("Amendment") is made and entered into as of the 7th day of May, 1999, by and between ALTRIS SOFTWARE, INC. (the "Company"), a California corporation, and FINOVA MEZZANINE CAPITAL INC. f/k/a Sirrom Capital Corporation d/b/a Tandem Capital (the "Purchaser"), a Tennessee corporation.

                              W I T N E S S E T H:

            WHEREAS, the Purchaser and the Company have previously executed that 11.5% Subordinated Debenture Due June 27, 2002, in the principal amount of $3,000,000, as amended by that First Amendment to Subordinated Debenture dated November 1, 1998 (the "Debenture");

            WHEREAS, the Purchaser and the Company wish to amend the Debenture;

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

            1. The Debenture is hereby amended by deleting the interest rate of "11.5%" in line one of fourth paragraph and in its place inserting the rate of "12.0%".

            2. The Debenture remains in full effect, as amended hereby.


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            Executed as of the date stated above.


                                       ALTRIS SOFTWARE, INC.


                                       By:______________________________________

                                       Title:___________________________________


                                       FINOVA MEZZANINE CAPITAL INC.
                                       formerly known as
                                       Sirrom Capital Corporation and
                                       formerly doing business as Tandem Capital


                                       By:______________________________________

                                       Title:___________________________________